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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                            ------------------------

DATE OF REPORT: NOVEMBER 27, 1996
   (DATE OF EARLIEST EVENT
          REPORTED)

                        ASSET SECURITIZATION CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                            33-49370-02                            13-3672337
(STATE OR OTHER JURISDICTION OF           (COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER
         INCORPORATION)                                                          IDENTIFICATION NUMBER)

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                     TWO WORLD FINANCIAL CENTER, BUILDING B
                            NEW YORK, NEW YORK 10281
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 667-9300

                             THIS DOCUMENT CONTAINS
                                EXACTLY 5 PAGES

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ITEM 5. OTHER EVENTS.

     The Registrant is filing the exhibits listed in Item 7 below.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibit

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
               ITEM 601(A) OF REGULATION
EXHIBIT NO.         S-K EXHIBIT NO.        DESCRIPTION
------------   -------------------------   --------------------------------------------------------------------------

     1                  23                 Consent of Arthur Andersen LLP, Independent Public Accountants of Marriott
                                             Hotel Properties II Limited Partnership and Santa Clara Marriott Hotel
                                             Limited Partnership

     2                  23                 Consent of Ernst & Young LLP, Independent Public Accountants of Prime
                                             Retail Borrowers and JMJ Acquired Properties
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     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1934, THE REGISTRANT
HAS DULY CAUSED THIS REPORT TO BE SIGNED ON BEHALF OF THE REGISTRANT BY THE
UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                          ASSET SECURITIZATION CORPORATION

                                          By:        /s/ PERRY GERSHON
                                              ----------------------------------
                                                        Perry Gershon
                                                       Vice President

Date: November 27, 1996